Exhibit 10.18

AMENDMENT

AMENDMENT (the “Amendment”) dated as of April 22, 2010, to Amended and Restated Employment Agreement dated as of July 1, 2005, as amended to date (“Employment Agreement”), by and between SUNLINK HEALTH SYSTEMS, INC., an Ohio corporation (“SunLink”), and HARRY R. ALVIS, an individual resident of the State of Georgia (the “Executive”).

RECITALS

WHEREAS, SunLink and the Executive entered into the Employment Agreement which provides for the terms and conditions of SunLink’s employment of the Executive;

WHEREAS, the Fixed Term of the Employment Agreement expired as of June 30, 2008 and the Extended Term of the Employment Agreement will expire as of June 30, 2010; and

WHEREAS, the parties have agreed, subject to the terms and conditions hereof, to amend the Employment Agreement to, among other things, extend the term of the Employment Agreement as more fully set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, SunLink and the Executive hereby agree as follows:

1. DEFINITIONS. Terms defined in the Employment Agreement shall have the same meaning herein unless otherwise defined herein or unless the context clearly requires otherwise.

2. AMENDMENT. The first sentence of Section 2 of the Employment Agreement shall be amended by deleting the words “June 30, 2010” and replacing the same with the words “December 31, 2010”.

3. MISCELLANEOUS.

(a) Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

(b) Construction. All references to the Employment Agreement are construed as references to the Employment Agreement as amended by this Amendment, and as the same may be further amended from time to time.

(c) No Further Waivers. Except as expressly amended hereby, all representations, warranties, terms, covenants and conditions of the Employment Agreement shall remain unamended and not waived and shall continue to be in full force and effect and the Employment Agreement is hereby confirmed and ratified. No amendment of any provision of this Amendment shall be effective unless it is in writing and signed by SunLink and the Executive.

(d) Governing Law and Arbitration. The provisions of Section 15 and 16 of the Employment Agreement are incorporated by reference as if more fully set forth herein.

(e) Further Assurances. The parties agree to take all actions necessary to effectively carry out the intent and purpose of this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first written above.

SUNLINK HEALTH SYSTEMS, INC.

By:	/s/ Robert M. Thornton, Jr.
Name:	Robert M. Thornton, Jr.
Title:	President

/s/ HARRY R. ALVIS	, L.S.
HARRY R. ALVIS